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                                                                    EXHIBIT 10.1



                          LIMITED FORBEARANCE AGREEMENT


         THIS LIMITED FORBEARANCE AGREEMENT (this "Agreement") dated as of February 14, 2001, is entered into by and among DOSKOCIL MANUFACTURING COMPANY, INC., a Texas corporation (the "Borrower"), the financial institutions listed on the signature pages hereof (collectively, the "Lenders") and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.

                                  WITNESSETH:

         WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of September 19, 1997 (as amended, the "Credit Agreement"); and

         WHEREAS, the Borrower has requested that the Lenders forbear from exercising certain rights available to them as a result of the existing defaults by the Borrower, and the Lenders have agreed to do so on the terms set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

         SECTION 2. LIMITED FORBEARANCE.

         2.1 Forbearance and Temporary Amendments.

                  (a) The Borrower has requested that the Administrative Agent and the Lenders forbear from exercising the rights and remedies available to them with respect to the Borrower as a result of the Subject Events (hereinafter defined) during the period from the date hereof to and including June 30, 2001. The Administrative Agent and the Lenders hereby agree to forbear from exercising the rights and remedies available to them with respect to the Borrower as a result of the Subject Events, other than Blockage Rights and Support Rights (as hereinafter defined), from the date hereof to and including June 30, 2001, subject to the terms of this Agreement and subject to the occurrence of no further Default. Upon the earlier of the occurrence of any Default, other than as a result of the Subject Events, or June 30, 2001, the Administrative Agent's and the Lenders' agreement herein to forbear from exercising the rights and remedies available to them with respect to the Borrower as the result of the Subject Events (other than Blockage Rights and Support Rights) shall immediately terminate, and the Administrative Agent and the Lenders shall be entitled immediately to exercise any and all rights and remedies available under the Credit


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         Agreement and any other Loan Document, at law, in equity, or otherwise, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower. The Borrower hereby acknowledges its noncompliance with the Credit Agreement as a result of the Subject Events, acknowledges the existence of an Event of Default, and acknowledges that this Agreement constitutes notice thereof and waives any and all further notices with respect thereto. The agreement of the Administrative Agent and the Lenders herein shall not constitute a waiver of any Default including without limitation the Subject Events. As used herein, the "Subject Events" means the failure of the Borrower to comply with the provisions of the Loan Documents described on Schedule 1 hereto for the periods described on Schedule 1. The parties hereto expressly acknowledge and agree that the agreements of the Administrative Agent and the Lenders herein shall not in any manner restrict or impair any rights or remedies available to them with respect to any Persons other than the Borrower nor with respect to the Senior Subordinated Notes (collectively, "Blockage Rights") or the Support Agreement (collectively, "Support Rights") as a result of the Defaults which result from the Subject Events.

                  (b) Effective as of the date hereof through and including the earlier of (i) the occurrence of any Default, other than as a result of the Subject Events, (ii) June 30, 2001, or (iii) the date on which Westar Capital II LLC and/or Westar Capital fulfill their obligations with respect to the Borrower's fiscal quarter ending on or about December 31,2000 pursuant to that certain Support Agreement (herein so called) dated as of June 30, 2000, among Westar Capital II LLC, Westar Capital, the Borrower, and the Administrative Agent, which obligations are comprised of the Payment Obligation (as defined therein), the Administrative Agent and Lenders hereby agree to amend the Credit Agreement on a temporary basis solely with respect to calculations for the periods ending on or before January 31, 2001, as follows:

                           (i) the definition of Borrowing Base in the Credit
                  Agreement shall be the definition provided in subsection (a) thereof notwithstanding the time periods referenced therein, and

                           (ii) the definition of Maximum Borrowing Amount in
                  the Credit Agreement shall be the definition provided in subsection (a) thereof notwithstanding the time periods referenced therein.

         Upon the earlier of the occurrence of any Default other than as the result of the Subject Events, June 30, 2001, or payment of the Payment Obligation (as defined in the Support Agreement), the temporary amendments provided in this Section 2.1(b) shall immediately terminate without notice, the definitions of the Borrowing Base and the Maximum Borrowing Amount shall return to those calculations as in effect immediately prior to the effectiveness of this Agreement, and any prepayments required pursuant to Section 2.5(b) of the Credit Agreement for periods during which this temporary amendment was otherwise effective shall be immediately due and payable as if this Agreement had never been in effect and without notice, demand, presentment, notice of dishonor, notice of acceleration, notice



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         of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

         2.2 Other Agreements. To induce the Administrative Agent and Determining Lenders to enter into this Agreement, the Borrower hereby agrees as follows:


                  (a) Effective as of the date hereof, the Lenders shall have no obligation to make Advances to the Borrower and the Issuing Bank shall have no obligation to issue Letters of Credit for the account of the Borrower.

                  (b) Effective as of the date hereof, accrued but unpaid interest on the Advances outstanding from time to time and the fee payable pursuant to Section 2.15(f)(i) with respect to outstanding Letters of Credit shall be due and payable on the last day of each calendar month and on the Revolving Commitment Maturity Date, the Facility A Term Loan Maturity Date or the Facility B Term Loan Maturity Date, as appropriate.

                  (c) Effective as of the date hereof, Section 7.5(c) is amended to add the following phrase at the beginning thereof: "with respect to asset sales which occurred on or prior to February 14, 2001 only,".

                  (d) The Borrower hereby irrevocably waives any rights it may now or hereafter have under Section 8.3 of the Credit Agreements, including without limitation, any rights to cure any defaults.

                  (e) The Borrower hereby acknowledges its agreement to promptly pay all reasonable out-of-pocket costs, fees and expenses incurred by the Administrative Agent and each Lender including without limitation reasonable fees and expenses of counsel for the Administrative Agent, each Lender, and the Financial Advisor (hereinafter defined).

                  (f) Effective as of the date hereof, the Borrower hereby acknowledges and agrees that, upon the expiration of any Interest Period applicable to any Advance outstanding on the date of this Agreement, it shall not be permitted to continue any such Advance as, or convert any such Advance to, a LIBOR Advance.

                  (g) The Borrower hereby acknowledges and agrees that the Support Agreement and the obligations and agreements therein constitute Collateral pursuant to the General Security Agreement.

                  (h) Effective as of the date hereof, all notices to be provided to the Administrative Agent shall be provided as follows:

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                                   John W. Woodiel
                                   Bank of America, N.A.
                                   901 Main Street, 66th Floor
                                   Dallas, Texas 75202
                                   Telephone:  (214) 209-0955
                                   Fax:        (214) 209-3533

                  with a copy to:  Winstead Sechrest & Minick P.C.
                                   Attention: Ira D. Einsohn/Valinda B. Wolfert
                                   5400 Renaissance Tower
                                   1201 Elm Street
                                   Dallas, Texas 75270
                                   Telephone:  (214) 745-5400
                                   Fax:        (214)745-5390

                  SECTION 3. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lenders and the Administrative Agent that:

         3.1 Authorization: No Conflict. The execution and delivery by the Borrower of this Agreement and the performance by the Borrower of its obligations under the Credit Agreement have been duly authorized by all necessary corporate action, do not require any filing or registration with or approval or consent of any governmental agency or authority, do not and will not conflict with, result in any violation of, or constitute any default under any provision of the certificate of incorporation or by-laws of the Borrower or any material agreement or other document binding upon or applicable to the Borrower (or any of its properties) or any law or governmental regulation or court decree or order applicable to the Borrower, and will not result in or require the creation or imposition of any Lien on any of the properties of the Borrower pursuant to the provisions of any agreement binding upon or applicable to the Borrower.

         3.2 Due Execution: Enforceability. This Agreement has been duly executed and delivered by the Borrower and, together with the Credit Agreement, is a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms subject, as to enforcement only, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of the rights of creditors generally and to general principles of equity (regardless of whether enforcement is sought in equity or at law).

         3.3 Reaffirmation of Representations and Warranties. The representations and warranties contained in the Credit Agreement and the other Loan Documents (except for those contained in Sections 4.1(k) and 4.1(u) of the Credit Agreement, Section 2.1(c) of the Deeds of Trust, and, solely as a result of the Subject Events, Section 4.1(o) of the Credit Agreement) are true and correct in all material respects on the date of this Agreement after giving effect to the effectiveness hereof (other than any such representations and warranties that by their terms refer to a specific date, in which case as of such specific date).


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         SECTION 4. CONDITIONS PRECEDENT. This Agreement shall become effective as of February 14,2001, upon satisfaction of all of the following conditions (such date is herein called the "Agreement Effective Date"):

         4.1 Receipt of Agreement. The Administrative Agent shall have received counterparts of this Agreement sufficient in number to provide one for each Lender, duly executed by the Borrower, Determining Lenders, and the Administrative Agent.

         4.2 Default. No Default shall have occurred and be continuing other than any Default which results solely from the Subject Events.

         4.3 Payment of Interest and Fees. The Administrative Agent shall have received confirmation that the Borrower has paid all reasonable expenses and fees arising in connection with all matters undertaken or performed at the request of the Administrative Agent or the Lenders, including but not limited to, all expenses and fees owed to Donohoe, Jameson & Carroll P.C., Winstead Sechrest & Minick P.C. and Arthur Andersen LLP ("Financial Advisor").

         4.4 Cooperation. The Borrower shall have cooperated with Financial Advisor and Winstead Sechrest & Minick P.C. in all of their due diligence inquiries.

         4.5 Retainers. The Borrower shall have provided to Winstead Sechrest & Minick P.C. a retainer in the amount of $50,000 and to Financial Advisor a retainer in the amount of $50,000.

         4.6 Additional Information. The Administrative Agent shall have received such additional documents, instruments and information as the Administrative Agent or its legal counsel, Winstead Sechrest & Minick P.C., may reasonably request.

         4.7 Compliance Certificate. The Administrative Agent shall have received the Compliance Certificate due pursuant to Section 6.4 of the Credit Agreement for the fiscal quarter ended on or about December 31, 2000, and for the month ended on or about January 27, 2001.

         4.8 Notices. The Borrower shall have provided to the Administrative Agent true and correct copies of all notices provided to Westar Capital II LLC, Westar Capital, and any other Specified Investors with respect to defaults under
Section 7.11, 7.12, 7.13 or 7.21 of the Credit Agreement and any responsive or related correspondence received from any Specified Investors.

         SECTION 5. Miscellaneous.

         5.1 Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent (including fees, charges and expenses of counsel for the Administrative Agent and the Financial Advisor) in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. In addition, the Borrower agrees to pay, and save the Administrative Agent and the Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement,


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the borrowings under the Credit Agreement, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section
5.1 shall survive any termination of this Agreement and the Credit Agreement.

         5.2 Captions. Section captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

         5.3 Governing Law. THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable laws, but if any provision of this Agreement shall be prohibited by or invalid under such laws, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         5.4 Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered (including by facsimile), shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Telecopies of signatures shall be binding and effective as originals.

         5.5 Reference to Loan Documents. The Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified in all respects. The Borrower hereby additionally ratifies and confirms its obligations pursuant to the Temporary Credit Facility and all documents and instruments executed pursuant thereto or in connection therewith and further agrees that its obligations thereunder are not subject to any claim, offset, defense or counterclaim.

         5.6 Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the sole benefit of the parties hereto and the successors and assigns of the Administrative Agent and the Lenders. Notwithstanding the foregoing, the Borrower shall not assign its rights or duties hereunder without the consent of the Administrative Agent and the Lenders.

         5.7 RELEASE.

                  (a) The Borrower hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges the Administrative Agent and the Lenders and all respective affiliates and subsidiaries of the Administrative Agent and the Lenders, their respective officers, servants, employees, agents, attorneys, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "Released Lender Parties") from any and all claims, demands, causes of action, remedies, suits, damages and liabilities (collectively, the "Borrower Claims") of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which the Borrower ever had or now has against the


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         Released Lender Parties which may have arisen at any time on or prior to the date of this Agreement and which were in any manner related to any of the Loan Documents or the enforcement or attempted enforcement by the Administrative Agent or the Lenders of rights, remedies or recourses related thereto.

                  (b) The Borrower covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any action or other proceeding based upon any of the Borrower Claims which may have arisen at any time on or prior to the date of this Agreement and were in any manner related to any of the Loan Documents.

                  (c) The agreements of the Borrower set forth in this Section 57 shall survive termination of this Agreement.

         5.8 Acknowledgment of the Borrower. The Borrower acknowledges and agrees that the Lenders and the Administrative Agent executing this Agreement have done so in their sole discretion and without any obligation. The Borrower further acknowledges and agrees that any action taken or not taken by the Lenders or the Administrative Agent prior to, on or after the date hereof shall not constitute a waiver or modification of any terms, covenant or provision of any Loan Document other than as specified herein or prejudice any rights or remedies other than as specified herein which the Administrative Agent or any Lender now has or may have in the future under any Loan Document, applicable law or otherwise, all of which rights and remedies are expressly reserved by the Administrative Agent and the Lenders. The Borrower hereby ratifies and confirms its obligations under the Loan Documents.

         5.9 Loan Document. This Agreement is a Loan Document and is subject to all provisions of the Credit Agreement applicable to Loan Documents, all of which are incorporated in this Agreement by reference the same as if set forth in this Agreement verbatim.

         5.10 NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.


                 [Balance of this Page Intentionally Left Blank]




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Executed and delivered as of the day and year first above written.

                              BORROWER:

                              DOSKOCIL MANUFACTURING COMPANY, INC.

                              By /s/ SUSAN RICHMAN
                                -----------------------------------------------
                                Name: SUSAN RICHMAN
                                     ------------------------------------------
                                Title: VICE PRESIDENT & CHIEF FINANCIAL OFFICER
                                      -----------------------------------------


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         SIGNATURE PAGE to Limited Forbearance Agreement dated as of February
14, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.



                                        ADMINISTRATIVE AGENT:

                                        BANK OF AMERICA, N.A., as
                                        Administrative Agent

                                        By /s/ JOHN W. WOODIEL
                                          --------------------
                                          John W. Woodiel III
                                          Managing Director






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         SIGNATURE PAGE to Limited Forbearance Agreement dated as of February
14, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.



                                        LENDERS

                                        BANK OF AMERICA, N.A.

                                        By /s/ JOHN W. WOODIEL
                                          --------------------
                                          John W. Woodiel III
                                          Managing Director


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         SIGNATURE PAGE to Limited Forbearance Agreement dated as of February
14, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.



                                        COMERICA BANK

                                        By /s/ ROBIN M. KAIN
                                           --------------------
                                          Name: ROBIN M. KAIN
                                               ----------------
                                          Title: Vice President
                                                ---------------


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         SIGNATURE PAGE to Limited Forbearance Agreement dated as of February
14, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.

                                        HSBC BANK USA


                                        By /s/ D.C. ENGLISH
                                          -------------------------
                                          Name: DESMOND ENGLISH
                                               --------------------
                                          Title: ASSOCIATE DIRECTOR
                                                -------------------

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         SIGNATURE PAGE to Limited Forbearance Agreement dated as of February
14, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.


                                        ARCHIMEDES FUNDING, LLC

                                        BY:  ING Capital Advisors LLC,
                                             as Collateral Manager

                                        BY:  /s/ JONATHAN DAVID
                                           ---------------------
                                        Name:  JONATHAN DAVID
                                        Title:  VICE PRESIDENT


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


         SIGNATURE PAGE to Limited Forbearance Agreement dated as of February 14, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.


                                        ML CLO XII PILGRIM AMERICA (CAYMAN) Ltd.
                                        BY:  ING Pilgrim Investments Inc.,
                                             as its investment manager

                                        BY:  /s/ JEFFREY A. BAKALAR
                                           --------------------------
                                        Name:  JEFFREY A. BAKALAR
                                             ------------------------
                                        Title:  SENIOR VICE PRESIDENT



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         SIGNATURE PAGE to Limited Forbearance Agreement dated as of February
14, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.

                                        MORGAN STANLEY DEAN WITTER
                                        PRIME INCOME TRUST


                                        By /s/ PETER GEWIRTZ
                                          ---------------------
                                          Name  PETER GEWIRTZ
                                               ----------------
                                          Title  VICE PRESIDENT
                                                ---------------

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                                   SCHEDULE I


                                 SUBJECT EVENTS


         1. Existing Events of Default by reason of the Borrower's failure to comply with Section 7.11 (Maximum Leverage Ratio), Section 7.12 (Minimum Fixed Charge Coverage Ratio), Section 7.13 (Interest Coverage Ratio), and Section 7.21 (Senior Leverage Ratio) for the Borrower's fiscal quarter ending December 31, 2000, to the extent set forth in the Compliance Certificate delivered by Borrower to the Administrative Agent on February 20, 2001.

         2. Existing Events of Default by reason of the Borrower's failure to comply with Section 2.2(k) of certain of the Deeds of Trust.


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         Reference is made to that certain Limited Forbearance Agreement (the
"Agreement") dated as of February 14, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto. Reference is also hereby made to that certain Credit Agreement dated as of August 12, 1999, among the Borrower, Bank of America, N.A. as Administrative Agent, and the lenders party thereto. Bank of America, N.A., as Administrative Agent and as the sole Lender thereunder hereby agrees to forbear from exercising the rights and remedies available to them with respect to the Borrower only (and not with respect to any other Obligor as defined therein or with respect to the Subordinated Notes or the holders thereof) under such Credit Agreement and the other Loan Documents as defined therein as a result of Events of Default which exist thereunder solely as a result of the Subject Events for the period and to the extent specified in this Agreement.




                                        BANK OF AMERICA, N.A., as
                                        Administrative Agent and as Lender



                                        By /s/ JOHN W. WOODIEL III
                                           -----------------------
                                           John W. Woodiel III
                                           Managing Director




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